Employee Benefit Plan, Risk and Uncertainty (Tables) - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
EBP, Risk and Uncertainty [Line Items]
EBP, Risk and Uncertainty	Concentration of Market Risks and Other Uncertainties
The Plan had investments in the common stock of The Davey Tree Expert Company at December 31, 2025 of $203,717,312, approximating 40.6% of net assets, and at December 31, 2024 of $193,532,869, approximating 43.2% of net assets.
The investments in the common stock of The Davey Tree Expert Company are exposed to market risk--the potential economic loss that may result from adverse changes in fair value. Other investments of the Plan are also exposed to various risks, such as market risk, interest risk and credit risk, including risks related to pandemics and international conflicts.
Due to the level of risk associated with the common stock of The Davey Tree Expert Company and other investments of the Plan, it is at least reasonably possible that changes in the values of investments will occur in the near term and that such changes could materially affect participants' account balances and the amounts reported in the statements of net assets available for benefits.
From time to time the Plan may hold cash in excess of Federal Deposit Insurance Corporate limits. However, management believes they are transacting with entities with high credit scores which reduces this risk.

EBP, Risk and Uncertainty, Concentration of Investment at Fair Value to Total Investments, Percentage	40.60%	43.20%
EBP, Investment, Excluding Plan Interest in Master Trust, Fair Value	$ 498,609,642	$ 445,246,670
EBP, Employer, Common Stock
EBP, Risk and Uncertainty [Line Items]
EBP, Investment, Excluding Plan Interest in Master Trust, Fair Value	$ 203,717,312	$ 193,532,869